Exhibit 99.10

Bunge + Viterra Creating a Premier Agribusiness Solutions Company June 13, 2023

Cautionary Statement Regarding Forward-Looking Statements

This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to the products and services described herein and to business performance in fiscal 2023 and beyond, including our projections for revenue, organic growth, bookings growth, and adjusted EBITDA, our expectations regarding the size of our addressable market, and our plans for growth and improvement in profitability and cash flow. You can identify these statements by the use of the words "may," "will," "could," "should," "would," "plans," "expects," "anticipates," "continue," "estimate," "project," "intend," "likely," "forecast," "probable," "potential," and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, (1) the inability to consummate the transaction within the anticipated time period, or at all, due to any reason, including the failure to obtain shareholder approval to issue common shares, par value $0.01 per share, of Bunge Limited, an exempted company limited by shares incorporated under the laws of Bermuda ("Bunge"), in connection with Bunge's proposed acquisition of all of the issued and outstanding ordinary shares, par value $0.01 per share of Viterra (the "Acquisition") pursuant to the Business Combination Agreement, the failure to obtain required regulatory approvals or the failure to satisfy the other conditions to the consummation of the Acquisition; (2) the risk that the Business Combination Agreement, dated as of June 13, 2023 (the "Business Combination Agreement"), by and among Viterra Limited, a private company limited by shares incorporated under the laws of Jersey ("Viterra"), Bunge and the sellers listed therein may be terminated in circumstances requiring Bunge to pay a termination fee; (3) the risk that the Acquisition disrupts Bunge's current business and financing plans and operations or diverts management's attention from its ongoing business; (4) the effect of the announcement of the Acquisition on Bunge's ability to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business; (5) the effect of the announcement of the Acquisition on Bunge's operating results and business generally; (6) the amount of costs, fees and expenses related to the Acquisition; (7) the risk that Bunge's stock price may decline significantly if the Acquisition is not consummated; (8) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the Acquisition and instituted against Bunge and others; (9) among other factors that could affect Bunge's business such as, without limitations, the effects of weather conditions and the impact of crop and animal disease on Bunge's business, the impact of global and regional economic, agricultural, financial and commodities market, political, social and health conditions, changes in government policies and laws affecting Bunge's business, including agricultural and trade policies, financial markets regulation and environmental, tax and biofuels regulation, the impact of industry conditions, including fluctuations in supply, demand and prices for agricultural commodities and other raw materials and products that Bunge sells and uses in its business, fluctuations in energy and freight costs and competitive developments in its industries, and operational risks, including industrial accidents, natural disasters, pandemics or epidemics and cybersecurity incidents; and (10) other risks to consummation of the proposed Acquisition, including the risk that the proposed Acquisition will not be consummated within the expected time period or at all.

These risks and uncertainties also include such additional risk factors as are discussed in Bunge's filings with the Securities and Exchange Commission (the "SEC"), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and its subsequent filings and quarterly reports. Bunge cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Bunge undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.

BUNGE
2

Additional Information About the Acquisition and Where to Find It This presentation is being made in respect of the proposed transaction involving Bunge, Viterra and the sellers party thereto . A meeting of the shareholders of Bunge will be announced as promptly as practicable to seek shareholder approval in connection with the proposed transaction. Bunge expects to file with the SEC a proxy statement and other relevant documents in connection with the proposed transaction. The definitive proxy statement will be sent or given to the s har eholders of Bunge and will contain important information about the proposed transaction and related matters. INVESTORS AND SHAREHOLDERS OF BUNGE ARE URGED TO READ THE DEF INI TIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFOR MAT ION ABOUT BUNGE AND THE PROPOSED TRANSACTION. Investors may obtain a free copy of these materials (when they are available) and other documen ts filed by Bunge with the SEC at the SEC’s website at www.sec.gov . 3 Participants in the Solicitation Bunge and certain of its directors, executive officers and other members of management and employees may be deemed to be part ici pants in soliciting proxies from its shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be consid ere d to be participants in the solicitation of Bunge’s shareholders in connection with the proposed transaction will be set forth in Bunge’s definitive proxy statement for its shar eho lder meeting at which the proposed transaction will be submitted for approval by Bunge’s shareholders. You may also find additional information about Bunge’s directors and executiv e o fficers in Bunge’s Annual Report on Form 10 - K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 24, 2023, Bunge’s Definitive Proxy Statemen t f or its 2023 annual meeting of shareholders, which was filed with the SEC on March 31, 2023 and in subsequently filed Current Reports on Form 8 - K and Quarterly Reports on Form 10 - Q.

Today's Presenters 4 Agenda Transaction Details Strategic Rationale Value Creation Financials Q&A Greg Heckman Chief Executive Officer Bunge John Neppl Chief Financial Officer Bunge

Creating a Premier Agribusiness Solutions Company Built for the 21st Century 5 1) Including operational synergies. Enhanced Ability to Serve Farmers and Consumers and Drive Sustainability Progress Global pure - play agribusiness solutions company • Diversifies Bunge’s footprint with increased grain handling and logistics assets • Expands origination capabilities in key regions and crops where Bunge is underrepresented • Connects Viterra’s operations to value - added capabilities and additional downstream markets Enhanced ability to meet the demands of increasingly complex markets • Provides more diversification across assets, geographies and crops • Creates a platform with increased optionality to provide solutions to farmers and consumers • Enhanced network benefits from greater efficiencies, connectivity and capabilities across value chains Proven management teams with track records of value creation • Significant industry operating and M&A integration experience • Financially compelling with significant operational and network synergies – accretive to Year 1 Earnings 1 • Significant cash generation through the cycle supporting growth and returns to shareholders

Transaction Summary 6 1) Calculated using closing Bunge share price on 6/12/23 of $93.79. Greg Heckman will continue as CEO; John Neppl will continue as CFO; and, after the close, David Mattiske will serve as Co - COO Bunge shareholders will own 70%; Glencore will own 15%; CPP Investments will own 12%; and BCI will own 3% Planned $2.0bn share repurchase to enhance EPS accretion Initial Board to be comprised of eight Bunge nominated representatives and four representatives nominated by Viterra shareholders Bunge to merge with Viterra ; consideration to Viterra shareholders of $6.2bn 1 in stock and $2.0bn in cash

7 Bunge: A Global Leader in Oilseed Processing • A global leader in oilseed processing and refining with strong positions in the US, Brazil and Europe; modest direct origination presence outside of South America • Differentiated operating model leveraging full value chains with commercial alignment across regions • Robust cash flow generation supports strong balance sheet and shareholder returns • Industry leader in sustainability; strong commitments to safety and the communities in which we operate

Bunge by the Numbers 1) Based on 340 days. 8 ~57 MMT Crushing Capacity 1 26 Port Terminals 56 Crush Plants 47 Oil Refineries 17 Grain Mills

• Extensive footprint of logistics and infrastructure assets. Highly diversified across major commodities and origins: US, Canada, Australia, Europe and Argentina • A leading global seaborne merchant, strong presence in key demand markets; suppling over 125 countries with agricultural products • Attractive softseed crush assets in Europe, Canada and Argentina; a leader in soy crush in Argentina • Robust earnings and cash generation profile coupled with a strong financial position 9 Viterra : A Leading Agricultural Supply Chain Company

Viterra: History & Evolution

The Path to Becoming a Leading Agriculture Supply Chain Company

- Over the past four decades, Viterra has evolved from a regional grain trading company to a global, integrated agriculture network through value-enhancing expansions, including oilseed crushing, grains and ingredients assets
- Added Gavilon in 2022, increasing the size and reach of its origination activities

1981 — Glencore predecessor acquires Dutch grain trading company

1996 — Purchases Argentinian oilseed crushing facility Oleaginosa Moreno Hermanos

1999 — Widens reach into EU region with expansion in Ukraine

2007 — Forms JV to construct oilseed crushing and biodiesel facility Renova SA in Argentina

2010 — First sugar mill in Brazil

2011 — Expands softseed crush presence in Poland, Ukraine and Czech Republic

2012 — **Acquires grain handler, Viterra extending footprint to Canada and Australia**
Hungary crushing plant construction and acquisition of Tegram port in Brazil

2016 — CPP Investments and BCI acquire 49.9% of Glencore Agriculture

2019 — Becomes majority owner of the Renova oilseed crushing and biodiesel facility

2020 — Rebrands to Viterra

2022 — **Acquires Gavilon, a U.S. based grain and ingredients business**

BUNGE

10

Viterra by the Numbers 1) Includes 40mmt Gavilon pro - forma FY volumes. 2) Based on 340 days. Creative to Refine Graphical Treatment 270+ Storage Facilities 29 Port Terminals 15 Crush and 7 Biodiesel Plants 134 MMT Commodities Marketed 1 8 Grain Mills & 2 Sugar Mills ~18 MMT Crushing Capacity 2 11

Accelerates Bunge’s Strategy to Grow Core Crush and Origination 12 Combination Further Diversifies Bunge in 3 Critical Ways: 1) Based on 340 days. 2) Includes Gavilon pro - forma FY volumes. ~75 MMT Crushing Capacity 1 350+ Storage Facilities 125 Crushing & Refining Facilities 55 Port Terminals 230+ MMT Commodities & Products Marketed 2 Delivers Food, Feed and Fuel Solutions to Farmers & Consumers Crops Origination & Crush Geography

The New Bunge 13 Combination of highly complementary assets creates complete, leading global footprint to process and supply oilseeds and grains Viterra • Strong direct origination network in major origins: US, Canada, Australia, Europe and Argentina • Attractive oilseed processing assets in Europe, Canada and Argentina • A leading seaborne merchant; well connected to customers across all global demand markets Bunge • A leading, global oilseed processing and refining footprint • Strong origination and distribution network in South America • A global leader in plant - based oil and fat ingredients Bunge + Viterra • Enhanced crush capabilities with fully integrated global origination presence • Deeper and broader connectivity with additional offerings for farmers and consumers • Enhanced network benefits for customers from greater diversity, capabilities, efficiency and insights across value chains

A Leading Fully - Integrated Global Agribusiness Footprint at Inception 14 CANADA Viterra origination and export capabilities to support Bunge crush, increasing direct origination; integration of crush networks AUSTRALIA Integrate origination and export operations to enhance efficiencies U.S. Viterra origination and logistics footprint to supply Bunge crush and export capabilities; increasing direct farmer origination ASIA Combined global merchandising operations to supply local crush and grain demand EUROPE Integrate and optimize crush and origination footprint; increase direct origination; enhance farmer solutions MIDDLE EAST / AFRICA Combined global merchandising operations to supply local oilseed and grain demand INDIA Combined merchandising operations to supply local oilseed and grain demand ARGENTINA Integrate and optimize crush and origination footprint; enhance farmer solutions BRAZIL Strong network of origination, processing and logistics Bunge Smaller Presence Larger Presence Viterra Smaller Presence Larger Presence

Diversified Business Mix 15 1) Downstream includes Refined and Specialty Oils, Milling and Sugar. 2) Includes Gavilon proforma FY results. 3) Adjusted EBITDA includes minority share of EBIT and adjusted for mark - to - market timing differences, certain gains and charges an d Corporate and Other. Business Mix 2022 Adjusted EBITDA 1,2,3 Combined 41% 33% 26% Downstream Processing Merchandising and Handling Bunge 51% 14% 35% Processing Merchandising and Handling Downstream Viterra 26% 65% 9% Processing Merchandising and Handling Downstream

• Strategic presence across key origination markets increases optionality in managing seasonal cycles, weather and other risks • Broader footprint increases ability to provide solutions for end - customers in any environment • Accelerates Bunge’s ability to partner with farmers, develop low carbon product streams and deliver full end - to - end traceability across more major crops and origins Direct Origination Capabilities Bunge Viterra Combined USA Canada Brazil Argentina EU Black Sea Australia Balanced and Flexible Global Network 16 Moderate Complete

• Combination provides crop diversification with larger origination/merchandising of wheat, corn, barley and rapeseed in major origins • Crop diversification increases ability to provide solutions for end - customers in any environment • Accelerates ability to develop low carbon product streams and deliver full end - to - end traceability across more major crops and origins Agriculture Presence Covering All Major Crops Crop Offerings Bunge Viterra Combined Soy Corn Wheat Barley Rapeseed/ Canola Moderate Complete 17

Agricultural Value Chains for the 21st Century 18 Combined Company Addresses Challenges to the Agri - Food Value Chain by Accelerating Innovation Connecting farmers to markets Accessibility and efficiency Food security and resilience Promote sustainability Greater flexibility in meeting critical needs Scalable risk management tools Digitalization across the value chains and network Development of low CI products and solutions

Combination Accelerates Carbon Solutions 19 Positioned to be the preferred partner of growers and food, feed and fuel customers to reduce carbon footprint and achieve climate target goals Sustainable Solutions for Farmers: Enhances adoption of new sustainable crop rotation options that produce higher - yield plant - based oils, offering farmers a new income opportunity and improve soil health Biomass Based Fuel Feedstocks & Refining: Increasing volumes of low carbon oils and fats beyond soybean and canola, including UCO, DCO, animal fat and by - product utilization Regenerative Agriculture : Extending benefits of programs in NA, SA and Europe, offering farmers access to tools & capabilities to improve resource use

Delivering Value for All Stakeholders 20 Across Food, Feed and Fuel Markets Farmers • Positioned to offer farmers differentiated, value - added solutions in all key origins • Enhanced global market access to connect farmers to consumers • Benefit from more efficient supply chains Communities • Transforms ability to promote sustainable practices in global food supply • Enables greater transparency of origination • Promotes regenerative agriculture and reduces environment impacts • Aligned and effective programs that demonstrate shared commitment to Human Rights throughout combined organization Consumers • Provides more consistent supply quality and availability • Greater access to higher value and more sustainable products • Benefit from broader product portfolio and more efficient supply chains Employees • Highly talented commercial and industrial teams • Greater career opportunities with enhanced capabilities and resources • Shared commitment to excellence enhanced by combined teams with complementary expertise

Delivering Value for Shareholders 21 Anticipated run rate operational synergies to be fully realized in the third year after completion, with clear line of sight into additional network synergies Earnings accretion expected in the first full year following the transaction assuming operational synergies More diversified and more resilient cash flow production enables the new company to invest in future growth and deliver attractive returns to shareholders Commitment to strong investment grade credit ratings

Summary Transaction Terms 22 1) Calculated using closing Bunge share price of on 6/12/23 of $93.79. 2) Based on Bunge 20 trading day VWAP of $90.63 as of May 24, 2023 (unaffected). 3) Viterra shareholders do not intend to participate in the share repurchase and pro forma ownership will be Glencore 16.5%; CPP Investm en ts 13.2%; BCI 3.3%. 4) Includes previously announced share repurchase plans. Ownership • Bunge shareholders: 70% • Viterra shareholders 3 : Glencore 15%; CPP Investments 12%; BCI 3% • Viterra shareholders have entered into a lock - up period for 12 months and have agreed to certain standstill provisions, until their own ership falls below a threshold percentage Leadership & Governance • Chief Executive Officer: Greg Heckman • Co - COO: David Mattiske • Chief Financial Officer: John Neppl • Initial board to be comprised of eight Bunge nominated representatives and four Viterra nominated representatives (two from Glencore and two from CPP Investments) Financial Terms • Bunge to merge with Viterra ; consideration to Viterra shareholders of approximately $6.2bn 1 in stock and $2.0bn in cash • Approximately 65.6mm Bunge shares to be issued to Viterra shareholders 2 • Bunge to assume $9.8bn of Viterra debt, which is associated with $9.0bn of Readily Marketable Inventories (RMI) Closing Conditions • Subject to Bunge shareholder vote, regulatory approvals and other customary closing conditions • Targeted closing mid - 2024, assuming timely receipt of regulatory approvals Location • The global operational corporate headquarters will be located in St. Louis, Missouri • Viterra’s current headquarters in Rotterdam will remain an important commercial base of operations Shareholder Returns and Credit Ratings • As part of the transaction, Bunge board has authorized share buybacks of $2.0bn 4 equating to 21.1mm shares 1 • Dividend per share to remain unchanged • Strong investment grade balance sheet to support liquidity needs of combined companies Redomicile • Redomicile to Switzerland to occur before consummation of Viterra transaction

Creating Value Through Significant Synergy Opportunities 23 $250mm Run - Rate Synergies Significant incremental strategic upside • Optimization of asset utilization, logistics and investments • Procurement savings • Streamlining of duplicative overhead costs • Expected to be realized within three years of completion • $250mm one - time cost to achieve • Enhanced risk management, and merchandising optionality from larger and broader network • Joint commercial excellence opportunities • Simplification of supply chains to reduce network costs • Greater human capital leverage from broader and deeper talent pool Network Synergies Operational Synergies

Robust Cash Flow Generation 24 1) Defined as Cashflow from operations before working capital changes and adjusted for MTM timing differences. 2) Defined as 2022 Adj. FFO less maintenance capex including run - rate overhead synergies and estimated interest expense from additi onal debt incurred for cash consideration, planned share repurchases, and expenses related to transaction. 3) Includes $2.0bn of share repurchases including previously announced share repurchase plans. See appendix for reconciliation. 4) Includes proforma FY Gavilon results. 1.9 2.0 2.4 0.9 1.4 1.4 0.2 2020A 2021A 2022A Adjusted Funds From Operations ($bn) 1,4 $2.8 $3.4 $3.9 Bunge Viterra Run - Rate Operational Synergies (Tax - Effected) 1.6x 2022 Pro Forma Adjusted Leverage 3 $3.2bn Pro Forma Discretionary Cash Flow 2,4 Maintain Strong Investment Grade Credit Rating Maintain Bunge’s Dividend per Share Enhanced and More Stable Free Cash Flow Strong Investment Grade Balance Sheet Strong Earnings Growth Disciplined Capital Allocation Bunge + Viterra

Planned Share Repurchase 25 1) Includes previously announced share repurchase plans. Planned $2.0bn share repurchase 1 Portion of repurchases expected to be executed prior to close, pending market conditions Committed to maintaining strong investment grade rating Enhances pro forma adjusted earnings per share for our entire shareholder base

Highly Compelling Financial Profile

	Bunge	Viterra	Combined[1]
Revenue	$67bn	$72bn	~$140bn
Adjusted EBITDA[2]	$3.3bn	$2.1bn	~$5.3bn / ~$5.6bn with Synergies
Adjusted Net Income[3]	$2.1bn	$1.0bn	~$2.9bn / ~$3.1bn with Synergies
Discretionary Cash Flow[4]	$2.1bn	$1.1bn	~$3.0bn / ~$3.2bn with Synergies
Quarterly Dividend	$0.6625/share	NA	Expected to Maintain Current Bunge Dividend per Share
Credit Ratings[5]	Baa2 / BBB	NR / BBB-	Targeting Strong Investment Grade Rating
Net Debt[6]	$3.5bn	$9.1bn	~$17.2bn[7]
RMI[8]	$6.7bn	$9.0bn	~$15.6bn
Adjusted Leverage Ratio[9]	0.4x	1.4x	1.6x

Note: Dollars in U.S. dollars. Based on fiscal year 2022 actual results. Viterra figures have been converted from IFRS to GAAP basis and have been adjusted to show pro-forma FY including 12-month Gavilon contribution.
1) Proforma numbers include estimated interest expense from additional debt incurred for cash consideration, share repurchases and expenses related to the transaction and incremental DDA from asset step up due to purchase price accounting.
2) Adjusted EBITDA includes minority share of EBIT and adjusted for mark-to-market timing differences and certain gains and charges; synergized figures include $250 million of annual operational synergies.
3) Defined as Net Income adjusted for mark-to-market timing differences and certain gains and charges; synergized figures include after tax synergies of $193 million.
4) Defined as Adj. FFO less maintenance capex; synergized figures include after tax synergies of $193 million.
5) Credit ratings reported by Moody's / S&P as of 12/31/22.
6) Net debt figures as of 12/31/22 and excludes leases.
7) Includes additional debt incurred for cash consideration, planned share repurchases and expenses related to the transaction.
8) As of 12/31/22.
9) See appendix for reconciliation.

BUNGE

26

Creating a Premier Agribusiness Solutions Company Built for the 21st Century 27 1) Including operational synergies. Enhanced Ability to Serve Farmers and Consumers and Drive Sustainability Progress Global pure - play agribusiness solutions company • Diversifies Bunge’s footprint with increased grain handling and logistics assets • Expands origination capabilities in key regions and crops where Bunge is underrepresented • Connects Viterra’s operations to value - added capabilities and additional downstream markets Enhanced ability to meet the demands of increasingly complex markets • Provides more diversification across assets, geographies and crops • Creates a platform with increased optionality to provide solutions to farmers and consumers • Enhanced network benefits from greater efficiencies, connectivity and capabilities across value chains Proven management teams with track records of value creation • Significant industry operating and M&A integration experience • Financially compelling with significant operational and network synergies – accretive to Year 1 Earnings 1 • Significant cash generation through the cycle supporting growth and returns to shareholders

Appendix 28

Execution of a cross - border transaction, with Bunge as the ongoing listed entity Transaction Structure 29 1) Indicative ownership post Bunge’s planned share repurchase. Assumes Viterra shareholders do not participate in the share repurchase. New Bunge Viterra Shareholders Viterra Bunge Viterra Shareholders 33% 1 Bunge Shareholders 67% 1 Bunge S hares Cash Viterra Shares

Preliminary Adjusted Net Debt to Adjusted EBITDA 30 (Pro - forma for 2022) 1) Adjusted EBITDA includes minority share of EBIT and adjusted for mark - to - market timing differences and certain gains and charges . 2) Assumes run - rate operational synergies of $250 million. 3) Includes the cash consideration for the transaction, share repurchases, and expenses related to the transaction. 4) RMI Credit basis methodology currently applied to entities within public credit rating reports. $bn Bunge Viterra Synergies/ Acquisition Debt Combined Adjusted EBITDA 1 3.3 2.1 0.3 2 5.6 Net Debt 3.5 9.1 4.6 3 17.2 Adjustments: RMI 6.7 9.0 15.6 RMI Factor 50% 70% 61% RMI Credit⁴ (3.3) (6.3) (9.6) AR Securitization 1.1 - 1.1 Total Adjustments (2.2) (6.3) (8.5) Adjusted Net Debt 1.3 2.8 8.7 Adjusted Net Debt to Adjusted EBITDA 0.4x 1.4x 1.6x